UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 9, 2014
Date of Report (Date of earliest event reported)
CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court San Jose, California 95134-1599

(Address of principal executive offices)
(408) 943-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Stockholder’s Meeting (the “Annual Meeting”) on May 9, 2014. On March 10, 2014, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 156,878,540 shares of the Company’s common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 146,414,577 shares of common stock were represented in person or by proxy at the Annual Meeting, representing 93.33% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders:

•	Elected seven directors to serve for the ensuing year and until their successors are elected;

•	Ratified the audit committee’s selection of our independent auditors for fiscal year 2014; and

•	Approved, in an advisory vote, the compensation for our named executive officers.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

a. Election of Directors

	For	Withheld
T.J. Rodgers	109,534,820	886,409
W. Steve Albrecht	109,561,628	859,601
Eric A. Benhamou	109,161,356	1,259,873
James R. Long	108,418,016	2,003,213
Robert Y. L. Mao	109,757,744	663,485
J.D. Sherman	109,782,976	638,253
Wilbert van den Hoek	109,483,582	937,647

b. The vote on the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2014 was:

For	Against	Abstain	Broker Non-Votes
144,788,869	1,436,653	189,055	—

c. The annual advisory vote to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
93,181,898	15,661,718	1,577,613	35,993,348

Consistent with the current recommendation of our board of directors, the stockholders of the Company provide such advisory vote on the compensation of our named executive officers on an annual basis.

Item 7.01	Regulation FD Disclosure
The Company issued a press release on May 12, 2014, announcing that the Board of Directors has declared a dividend payment of $0.11 per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company transactions. Not applicable.

(d)	Exhibits. The exhibit listed below is being furnished with this Form 8-K.
Exhibit 99.1 Press Release, dated May 12, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CYPRESS SEMICONDUCTOR CORPORATION

Date: May 13, 2014	By: /s/ Brad W. Buss________________________
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 12, 2014.